                                                                  Exhibit 10.1.a

                              GRANITE CONSTRUCTION

                          EMPLOYEE STOCK OWNERSHIP PLAN

                  Amendment No. 1 to Amended and Restated Plan

        WHEREAS, Granite Construction Incorporated (the "Company") maintains the Granite Construction Employee Stock Ownership Plan (the "Plan") for the benefit of eligible Employees; and


        WHEREAS, it is desirable to clarify certain Plan provisions to reflect the requirements of the Internal Revenue Code of 1986, as amended by the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Economic Growth and Tax Relief Reconciliation Act of 2001.

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1. Section 2 is amended by restating the definition of "Compensation" to read as follows, effective as of January 1, 2002:


  Compensation .............................    The Statutory Compensation paid to an
                                                Employee by his Employer, but excluding
                                                (1) reimbursements or other expense
                                                allowances (including travel expense
                                                allowances), (2) fringe benefits (cash and
                                                noncash), (3) moving expenses, (4) welfare
                                                benefits, (5) any amount in excess of
                                                $200,000 (as adjusted periodically after
                                                2002 for increases in the cost of living
                                                pursuant to Section 401(a)(17) of the
                                                Code) and (6) any amount paid to an
                                                Employee


pursuant to the terms of a collective bargaining agreement.

        2. Section 2 is further amended by restating the definition of "Employee" to read as follows, effective as of January 1, 1997:



  Employee .................................    Any individual who is treated by an
                                                Employer as a common-law employee;
                                                provided, however, that an independent
                                                contractor (or other individual) who is
                                                reclassified as a common-law employee on a
                                                retroactive basis shall not be treated as
                                                having been an Employee for purposes of
                                                the Plan for any period prior to the date
                                                that he is so reclassified. A leased
                                                employee is not an Employee for purposes
                                                of the Plan. For this purpose, a "leased
                                                employee," as described in Section 414(n)
                                                of the Code, is any individual who is not
                                                treated as a common-law employee by the
                                                Company or an Affiliate and who provides
                                                services to the Company or an Affiliate if
                                                (A) such services are provided pursuant to
                                                an agreement between the Company or an
                                                Affiliate and a leasing organization, (B)
                                                such individual has performed services for
                                                the Company or an Affiliate on a
                                                substantially full-time basis for a period
                                                of at least one year, and (C) such
                                                services are performed under the primary
                                                direction or control of the Company or an
                                                Affiliate.


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

        3. Section 7 is amended by restating the first paragraph thereof to read as follows, effective as of January 1, 2002:

           The Annual Additions for each Plan Year with respect to any Participant may not exceed the lesser of:

                (1) 100% of his Statutory Compensation; or

                (2) $40,000, as may be adjusted for increases in the cost of living pursuant to Section 415(d)(l)(C) of the Code.

        For this purpose, "Annual Additions" shall be the total of the Employer Contributions and Forfeitures (including any income attributable to Forfeitures) allocated to the Accounts of a Participant for the Plan Year, excluding any Employer Contributions which are used by the Trust (not later than the due date, including extensions, for filing the Company's Federal income tax return for that Plan Year) to pay interest on a Loan and any Financed Shares which are allocated as Forfeitures, plus any employer contributions (including 401(k) contributions) and forfeitures allocated to him under the Profit Sharing Plan for the Plan Year. In determining such Annual Additions, Forfeitures of Stock shall be included at the Fair Market Value as of the Allocation Date and Employer Contributions in the form of Stock shall be included at the Fair Market Value as of the date such shares are issued to the Trust.

        4. Section 9(b) is restated to read as follows, effective as of January 1, 1999:

           (b) Summary Annual Report - Within two months after the due date for filing the annual return/report (Form 5500) for the Plan with the U.S. Department of Labor, each Participant shall be furnished with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form prescribed in regulations of the U.S. Department of Labor.

        5. Section 9(d) is amended by restating the first sentence thereof to read as follows, effective as of January 1, 1999:

        The Company shall make available for examination by any Participant copies of the Plan, the Trust Agreement and the latest annual return/report of the Plan filed (on Form 5500) with the U.S. Department of Labor.

        6. Section 11(b) is amended by deleting the third paragraph thereof in its entirety, effective as of January 1, 1998.


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

        7. Section 12(a) is amended by restating the second sentence thereof to read as follows, effective as of January 1, 1998:

        If the value of a Participant's Capital Accumulation exceeds $5,000, no portion of his Capital Accumulation may be distributed to him before he attains age 65 without his written consent.

        8. Section 12(e) is amended by restating the third sentence thereof to read as follows, effective as of January 1, 1998:

        If the value of a Participant's Capital Accumulation exceeds $5,000, no portion of such Capital Accumulation may be distributed to his former spouse or other alternate payee, without the written consent of such former spouse or other alternate payee.

        9. Section 14(e) is restated to read as follows, effective as of January 1, 1999:

               (e) If a distribution of a Participant's Capital Accumulation is neither the minimum amount required to be distributed pursuant to the second and third sentences of Section 12(c) nor a hardship distribution (including withdrawals described in Section 13(c) and, prior to January 1, 2002, a hardship distribution of "elective deferrals" as described in
        Section 401(k)(2)(IV) of the Code only), the Committee shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan"

        (within the meaning of Section 401 (a)(31) of the Code) that is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code (and for transfers or distributions after December 31, 2001, an annuity contract described in Section 403(b) or an eligible plan described in 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state) that accepts "eligible rollover distributions." For distributions made prior to January 1, 2002, if such an "eligible rollover distribution" is to be made to the Participant's surviving spouse, the Committee shall notify the surviving spouse of his right to elect to have the distribution paid directly only to an "eligible retirement plan" that is either an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code. Any election under this
        Section 14(e) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with Section 401(a)(31) of the Code.

        10. Section 15 is restated to read as follows, effective for judgments, orders, and decrees issued, and settlement agreements entered into, on or after August 5, 1997:

               A Participant's Capital Accumulation may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, except in accordance with (i) a "qualified domestic relations order" (as defined in Section 414(p) of the Code); (ii) a federal tax levy or collection by the Internal Revenue Service on a judgment resulting from an unpaid tax assessment; or (iii) a judgment or settlement described in
        Section 401(a)(13)(C) of the Code.

        To record the adoption of this Amendment No. 1 to the Plan, the Company has caused it to be executed this 11th day of February, 2002.



                                   GRANITE CONSTRUCTION
                                   INCORPORATED

                                   By  /s/ WILLIAM G. DOREY
                                     -----------------------------------
                                       William G. Dorey
                                   Its Executive Vice President,
                                       Chief Operating Officer



                                   By  /s/  MICHAEL FUTCH
                                     -----------------------------------
                                       Michael Futch
                                   Its Vice President,
                                       Secretary

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